                                                                   Exhibit 10.16

                              SUBLEASE AGREEMENT
                              ------------------

                  THIS SUBLEASE AGREEMENT ("Sublease") is made on January 1, 1994, between SUMMIT HEALTH LTD., a California corporation ("Sublessor") and SUMMIT CARE CORPORATION, a California corporation ("Sublessee").

                                    Recitals
                                    --------

          A. SIERRA LAND GROUP, INC., a California corporation ("Lessor"), as landlord, and Sublessor, as tenant, executed a lease, as of August 1, 1993 (the "Master Lease"). By the terms of the Master Lease, Lessor leased certain real property to Sublessor for a term of ten (10) years, commencing on August 1, 1993, and ending on July 31, 2003. A copy of the Master Lease is attached to this Sublease as Exhibit A.
                                               ---------
          B. Sublessor desires to sublease to Sublessee the real property currently occupied by Sublessor under the terms of the Master Lease, and Sublessee desires to lease that real property from Sublessor.

          C. The Lessor under the Master Lease desires to consent to this Sublease.

NOW, THEREFORE, the parties agree as follows:

          1.      Premises. Sublessor hereby subleases to Sublessee and
                  --------
Sublessee hereby subleases from Sublessor that certain real property situated in the County of Maricopa, State of Arizona, commonly known as 1314/1342 East McDowell Road, Phoenix, Arizona, with improvements thereon, said real property and improvements being collectively referred to as the "Premises".

          2.      Term. The term of this Sublease shall commence on January 1,
                  ----
1994 (hereinafter referred to as "Commencement Date") and end at midnight on July 31, 2003 (hereinafter referred to as "Expiration Date"), unless otherwise terminated or extended as provided herein. Notwithstanding the foregoing, this Sublease is not effective until Lessor consents to this Sublease. This Sublease terminates upon the termination of the Master Lease at any time.

          3. Rent and Security Deposit.
             -------------------------

             (a) Rent. Sublessee shall pay to Sublessor Thirty Seven Thousand
                 ----
Five Hundred Dollars and 00/100 ($37,500.00) as monthly rent, without deduction, set-off, prior notice or demand, all amounts due and owing Lessor under the terms and conditions of the Master Lease for such month including, but not limited to rent, additional rent, and real and personal property taxes (the "Rent") each month in advance on the first day of each month, beginning on the Commencement Date and continuing throughout the term hereof. The monthly rent for any partial month shall be prorated on the basis of actual number of days in said month.

          4. Use and Condition of the Premises.
             ---------------------------------

             (a) The Premises shall be used by Sublessee solely for those purposes specified in the Master Lease and in compliance with all statutes and regulations governing the provision of such services.

             (b) Sublessee shall not do or permit anything to be done in or about the Premises which will in anyway (i) increase the existing rate of or affect any fire or other insurance upon the Premises; or (ii) cause cancellation of any insurance policy covering said Premises or any part thereof; or (ii) use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose; or (iii) cause, maintain or permit any nuisance in, on or about the Premises. Sublessee shall not commit or suffer to be committed any waste in or about the Premises.

             (c) Sublessee accepts the Premises in their condition existing as of the date of execution hereof, subject to all applicable municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and accepts the Sublease subject thereto. Sublessee acknowledges that neither Sublessor nor Sublessor's agents have made any representation or warranty as to the suitability of the Premises for the conduct of the Sublessee's business.

          5. Applicabi1ity of Master Lease. This Sublease is subject and
             -----------------------------
subordinate to the terms and conditions of the Master Lease.

          6. Assumption. Sublessee hereby expressly assumes and agrees to
             ----------
perform and comply with all the obligations required to be kept or performed by the Sublessor under the provisions of the Master Lease, to the extent that they are applicable to the Premises, with the following exception: the obligation and covenant to pay rent to the Lessor under the Master Lease shall be considered performed by Sublessee to the extent the Rent is paid to Sublessor in accordance with this Sublease. Sublessee shall defend and hold Sublessor harmless from all liability, claims, causes of action, costs, damages, expenses, including reasonably attorneys' fees, arising out of or related to Sublessee's failure to comply with or perform the obligations required hereunder.

          7.  Assignment and Subletting. Sublessee shall not, either voluntarily
              -------------------------
or by operation of law, directly or indirectly, sell, hypothecate, assign or transfer this Sublease, or sublet the Premises or any part thereof, or permit the Premises or any part thereof to be occupied by anyone other than Sublessee or Sublessee's employees without the prior written consents of Lessor and Sublessor thereto.

          8.  Hold Harmless; Indemnity.
              ------------------------

              (a) Sublessee shall indemnify, defend and hold Lessor and Sublessor harmless from any and all liability, claims, causes of action, costs, damages, expenses, including reasonably attorneys' fees, arising out of or related to Sublessee's use of the Premises for the conduct of its business or from any activity, work or other thing done, permitted or suffered by Sublessee in or about the Premises and shall further indemnify, defend and hold Lessor and Sublessor harmless from any and all liability, claims, causes of action, costs, damages, expenses, including reasonably attorneys' fees, arising out of or related to any breach or default in the performance of any obligation on Sublessee's part to be performed under the terms of this Sublease, or arising from any negligent or intentional act or omission of Sublessee, or any officer, employee, agent or invitee of Sublessee. Sublessee, as a material part of the consideration to Sublessor, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises, from any cause other than Lessor's or Sublessor's negligence, and Sublessee hereby waives and releases all claims in respect thereof against Sublessor.

              (b) Lessor and Sublessor shall not be liable for any loss, damage or injury to the property or person of any person whomsoever, whether arising directly or indirectly from any state or condition of the Premises or any part thereof during the terms of this Sublease, except for acts attributable to Lessor's or Sublessor's sole respective neglect.

          9.  Insurance.
              ---------

          Sublessee shall, at all times during the term of this Sublease at its own cost and expense procure and continue in force all insurance coverage required under the Master Lease. With the exception of the professional liability insurance coverage, the aforesaid insurance shall name Lessor and Sublessor as additional insureds, and shall be with companies satisfactory to Lessor and Sublessor. Sublessee shall furnish Lessor and Sublessor with certificates of coverage within ten (10) days prior to the commencement of this Sublease.

          10. Rules and Regulations. Sublessee shall faithfully observe and
              ---------------------
comply with the rules and regulations adopted by Sublessor from time to time.

          11. Holding Over. If Sublessee holds over after the expiration or
              ------------
earlier termination of the term hereof without the express written consent of Sublessor, Sublessee shall become a tenant at sufferance only, at a rental rate equal to one and one-half times the rate then in effect upon the date immediately prior to such expiration or termination (prorated on a daily basis), and otherwise upon the terms, covenants and conditions herein specified, so far as applicable. In addition, Sublessee agrees to be responsible for any consequential damages to Sublessor and Lessor arising out of such holdover. Acceptance by Sublessor of rent after such expiration or earlier termination shall not constitute a consent to any holdover hereunder or result in a renewal or extension. The foregoing provisions of this are in addition to and do not affect Sublessor's rights of re-entry or any other rights of Sublessor hereunder or as otherwise provided by law.

          12. Entry By Sublessor. Sublessor reserves and shall at all times have
              ------------------
the right to enter the Premises, to inspect the same, to show said Premises to prospective purchasers or sublessees, and to post notices of nonresponsibility. Sublessor may also enter the Premises, without abatement or rent, in order to alter, improve or repair the Premises that Sublessor may deem necessary or desirable. With respect to the entry rights of Sublessor herein provided for, Sublessee hereby waives any claim for damages for any injury or inconvenience to or interference with Sublessee's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby; provided that Sublessor covenants and agrees to make all reasonable effort not to unreasonably interfere with Sublessee's use and occupation of the Premises resulting from Sublessor's entry upon the Premises.

          13. Obligations of Sublessor. Sublessor agrees to maintain the Master
              ------------------------
Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of Sublessor. Sublessor also agrees to pay all rent provided for in the Master Lease in accordance with its terms. Further, Sublessor agrees not to modify or surrender the Master Lease without the prior consent of Sublessee. Any modification or surrender made without that consent shall be null and void and shall have no effect on the rights of Sublessee under this Sublease. Sublessor does not assume the obligations of Lessor.

          14. Termination by Sublessor.
              ------------------------

              (a) Default by Sublessee. The occurrence of any one or more of
                  --------------------
the following events shall constitute an Event of Default hereunder by
Sublessee:

                  (i) The vacating or abandonment or the Premises by Sublessee.

                  (ii) The failure by Sublessee to make any payment of Rent when the same is due, if such failure shall continue for a period of ten days after written notice thereof from Sublessor to Sublessee.

                  (iii) The failure by Sublessee to observe or perform any of the covenants or provisions of this Sublease or the Master Lease to be observed or performed by Sublessee, other than payment of Rent as specified above, where such failure shall continue for a period of 30 days after written notice thereof from Sublessor to Sublessee.

                  (iv) The filing of a petition for bankruptcy, insolvency or transfer of property for the benefit of creditors by Sublessee.

              (b) Termination for Default. Upon the occurrence of any Event
                  -----------------------
of Default by Sublessee, Sublessor shall have the following remedies, which remedies are not exclusive and are cumulative with any other remedies now or later allowed by law:

                  (i) Continue this Sublease in full force and effect and not terminate Sublessee's right to possession of the Premises, in which event Sublessor shall have the right to enforce all rights and remedies granted by this Sublease or by law against Sublessee, including, without limitation, the right to collect when due Rent and other sums payable hereunder;

                  (ii) Terminate Sublessee's right to possession of the Premises by any lawful means, in which case this Sublease shall terminate and Sublessee shall immediately surrender possession of the Premises to Sublessor; and

                  (iii) Pursue any other remedy now or hereafter permitted by law or in equity.

          15. Termination By Sublessee. Sublessee may terminate this Sublease
              ------------------------
following failure by Sublessor to observe or perform any material covenants or provisions of this Sublease to be observed or performed by Sublessor, where such failure shall continue for a period of thirty (30) days after written notice thereof from Sublessee to Sublessor.

          16. Termination By Agreement. In the event the parties hereto shall
              ------------------------
agree in writing this Sublease may be terminated on terms and date stipulated therein.

          17. Termination in Event of Government Action. If (a) any legislation,
              -----------------------------------------
regulations, rules or procedures are duly passed, adopted or implemented by any federal, state or local government or legislative body or any private agency; or
(b) Sublessor or Sublessee shall receive notice of any actual or threatened decision, finding, or action (collectively referred to herein as an "Action") by any governmental or private agency, court or other third party which, if or when implemented, would have the effect of (i) revoking or jeopardizing the status of the health facility or other license granted to Sublessor; or (ii) subjecting the Sublessor or the Sublessee, or any of their members, to civil or criminal prosecution, or other adverse proceedings, on the basis of their participation herein, Sublessor and Sublessee shall attempt to amend this Sublease to avoid the action or threatened action. If the parties hereto, acting in good faith, are unable to so amend this Sublease within ten (10) days to meet the requirements of the agency, court or third party in question, or, alternatively, if the parties determine in good faith that compliance with such requirements is impossible or infeasible, this Sublease shall be terminated.

          18. Termination of Master Lease. If the Master Lease is terminated,
              ---------------------------
this Sublease shall terminate simultaneously therewith and the Sublessor and Sublessee shall thereafter be released from all obligations under this Sublease, and Sublessor shall refund to Sublessee any unearned rent paid in advance.

          19. Effects of Termination. Upon termination of this Sublease,
              ----------------------
Sublessee shall immediately surrender possession of the Premises to Sublessor, and all of the rights, duties and obligations of the parties hereunder shall cease except as necessary to effectuate the covenants, conditions and restrictions contained herein.

          20. Attornment. Notwithstanding anything herein to the contrary, if
              ----------
Sublessor defaults under the Master Lease and Lessor provides Sublessee with written notice thereof, Sublessee shall attorn to Lessor and perform all Sublessee's obligations under the Sublease directly to Lessor as if Lessor were Sublessor hereunder. From the date Sublessee attorneys to Lessor as provided herein, Sublessee shall not be further liable to Sublessor for performance under this Sublease. Lessor and Sublessee, from the date of attornment, shall have the same rights that can be enforced against each other as Sublessor and Sublessee have hereunder. Lessor shall not be liable for any act or omission of Sublessor and its authorized representatives, and shall not be subject to any offsets or defenses that Sublessee has against Sublessor.

          21. Late Charges. Sublessee hereby acknowledges that late payment by
              ------------
Sublessee to Sublessor of rent or other sums due hereunder will cause Sublessor to incur costs not contemplated by this Sublease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are limited to, processing and accounting charges, and late charges which may be imposed upon Sublessor by terms of the Master Lease. Accordingly, if any installment of rent, or of a sum due from Sublessee, is not received by Sublessor's designee within 10 days after written notice that said amount is past due, then Sublessee shall pay to Sublessor a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the costs which Sublessor will incur by reason of the late payment by Sublessee. Acceptance of such late charges by Sublessor shall in no event constitute a waiver of Sublessee's default with respect to such overdue amount, not prevent Sublessor from exercising any of the other rights and remedies granted hereunder.

          22. Authority of Parties.
              --------------------

              (a) Each individual executing this Sublease on behalf of a corporation represents and warrants that he is duly authorized to execute and deliver this Sublease on behalf of the corporation, in accordance with a duly adopted resolution of the board of directors of the corporation or in accordance with the Bylaws of the corporation, and that this Sublease is binding upon the corporation in accordance with its terms.

          23. Notices. Any notice required or permitted to be given under this
              -------
Sublease shall be in writing and hand delivered or sent by registered or certified mail to each party as follows:

                  SUBLESSOR:     Summit Health Ltd.
                                 2600 W. Magnolia Blvd.
                                 Burbank, CA 91505
                                 Attention:   Chief Executive Officer

                  SUBLESSEE:     Summit Care Corporation
                                 2600 W. Magnolia Blvd.
                                 Burbank, CA 91505
                                 Attention:  Chief Executive Officer

Notice shall be deemed given 24 hours after the date it is placed, postage prepaid, in a depository for United States mail. Either party may provide for a different address by notifying the other party of said change as provided for herein.

          24. General Provisions.
              ------------------

              (a) Prior notice. In the event of any act or omission on the
                  ------------
part of Sublessor which would give Sublessee the right to terminate this Sublease or claim a total or partial eviction from the Premises, Sublessee shall not exercise such right or make such claim until (i) it has given written notice thereof to the Sublessor; and (ii) Sublessor has had a reasonable opportunity to remedy such act or omission.

              (b) Time of Essence. Time is hereby made of the essence of
                  ---------------
each of the promises, covenants, agreements and conditions herein contained on the part of Sublessee to be kept, observed and performed.

              (c) Modification. This Sublease contains all of the terms and
                  ------------
conditions agreed upon by the parties hereto with reference to the subject matter hereof. No other agreements not specifically referred to herein, oral or otherwise, shall be deemed to exist or to bind any of the parties hereto. This Sublease cannot be modified or changed except by written instrument signed by all of the parties hereto.

              (d) Relationship of Parties. Nothing contained in this
                  -----------------------
Sublease shall be deemed or construed by the parties or by any third person or create the relationship of principal and agent or of partnership or of joint venture or of any association between Sublessor and Sublessee.

              (e) Choice of Law. This Sublease shall be governed by the laws
                  -------------
of the State of Arizona.

              (f) Waiver. The waiver by Sublessor of any term, covenant or
                  ------
condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Sublessor shall not be deemed to be a waiver of any preceding breach by Sublessee of any term, covenant or condition of this Sublease, regardless of Sublessor's knowledge of such preceding breach at the time of the acceptance of such rent.

              (g) Partial Invalidity. If any term or provision of this Sublease,
                  ------------------
or the application thereof to any person or circumstance, shall to any event be invalid or unenforceable, the remainder of this Sublease or the application or such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provisions of this Sublease shall be valid and enforced to the fullest extent permitted by law.

              (h) Captions. The captions contained in this lease are for
                  --------
convenience only and shall not be referred to for the purpose of limiting and construing this Sublease.

              (i) Successors and Assigns. The covenants and conditions herein
                  ----------------------
contained, subject to the provisions as to assignment and subletting, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

              (j) Recordation. Neither Sublessor nor Sublessee shall record
                  -----------
this Sublease or a short form memorandum hereof without the prior written consent of the other party.

              (k) Inability to Perform. This Sublease and the obligations of
                  --------------------
Sublessee hereunder shall not be affected or impaired because Sublessor is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of Sublessor.

              (l) Cumulative Remedies. No remedy or election hereunder shall
                  -------------------
be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

              (m) Entire Agreement. The parties agree that this Sublease
                  ----------------
contains the entire agreement of the parties hereto with respect to the matters covered hereby, and no other agreement, statement or promise made by any party hereto or to any officer, employee or agent of any party hereto which is not contained herein shall be binding or valid.

                  IN WITNESS WHEREOF, the undersigned have executed this Sublease as of the day and year first above written.

                           SUBLESSOR:    SUMMIT HEALTH LTD.
                                         a California corporation

                                         By:
                                            --------------------------------
                                         Its
                                            --------------------------------

                           SUBLESSEE:


                                         By: /s/ Derwin L. Williams
                                            --------------------------------
                                         Its VICE PRESIDENT, FINANCE
                                            --------------------------------


                               CONSENT OF LESSOR

          The undersigned is the Lessor under the Master Lease described in the foregoing Sublease and hereby consents to the sublease of the premises described in this Sublease to the Sublessee. In granting this consent, the undersigned does not waive any of its rights under the Master Lease as to the Lessee or under the Sublease as to the Sublessee.

                           LESSOR:       SIERRA LAND GROUP, INC.
                                         a California corporation


                                         By:
                                            --------------------------------
                                         Its
                                            --------------------------------

                                  EXHIBIT "A"

                                     LEASE


         This Lease is made and entered into this 1st day of August 1993, by and between SIERRA LAND GROUP, INC., a California corporation ("Landlord"), and SUMMIT CARE CORPORATION, a California corporation (Tenant").

         1.       Leased Premises
                  ---------------

         Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, subject to the terms and conditions contained herein, that certain real property situated in the County of Maricopa, State of Arizona, commonly known as 1314/1342 East McDowell Road, Phoenix, Arizona and more particularly described in Exhibit "A" hereto and incorporated herein by reference (the "Property"), with improvements thereon (the "Improvements"), said Property and Improvements hereinafter being collectively referred to as the "Premises".

         2.       Term
                  ----

                  The term of the Lease shall be for ten (10) years commencing on August 1, 1993 (the "Commencement Date") and ending on July 31, 2003 ("Termination Date"), unless sooner terminated pursuant to any provision hereof.

          3.      Rent
                  ----

                  (a) Tenant shall pay Landlord as fixed rent for the Premises a sum equal to Twenty Five Thousand Dollars and 00/100 ($25,000) (the "Fixed Rent") before the first day of each and every month during the Term of this Lease.

                  (b) On or before the first day of each and every month of each twelve (12) month period (the "Adjustment Period"), the first of which shall commence ____________________________, in addition to the Fixed Rent due pursuant to subparagraph (a) above, Tenant shall pay as additional rent an additional amount (the "Adjustment") to be determined in accordance with the variations, if any, in the cost of living as shown by the Consumer Price Index for all Urban Consumers, as published by the Bureau of Labor Statistics, United States Department of Labor, or any successor agency (the "CPI"). The Adjustment for each month of each Adjustment Period shall be an amount equal to the difference between (i) the product obtained by multiplying the Fixed Rent by a fraction, the numerator of which shall equal the CPI reported for the calendar month of May immediately prior to the first day of such Adjustment Period and the denominator of which shall equal the CPI reported for May, 1993 and (ii) the Fixed Rent. The computation of the Adjustment for each month of each Adjustment period shall be made without regard to whether any Adjustment was payable with respect to any preceding Adjustment Period. In no event shall the calculation of the amount of the Adjustment operate to reduce the total rent due pursuant to this Paragraph 3 below the Fixed Rent. In the event that the necessary CPI figures are not available to compute the Adjustment upon the commencement of any Adjustment Period, Tenant shall continue to pay the Fixed Rent plus the Adjustment in effect, if any, for the prior Adjustment period (the "Tentative Adjustment") until such CPI figures become available, at which time the appropriate Adjustment for each month of such Adjustment period shall be determined. Immediately following such determination, either Landlord shall refund to Tenant the amount by which the sum of all Tentative Adjustment actually paid during such Adjustment Period exceeds the sum of all Adjustments properly payable during such Adjustment Period, or Tenant shall pay to Landlord the amount by which the sum of all Adjustment properly payable during such Adjustment Period exceeds the sum of all Tentative Adjustments actually paid during such Adjustment Period. In the event the CPI is no longer published, Landlord and Tenant shall determine another index of similar nature showing changes in the cost of living to be used to calculate the Adjustment due Landlord. If Landlord and Tenant cannot agree on the selection of an index, or if Landlord and Tenant disagree as to the computations called for in this subparagraph (b), any disagreed matters shall then be resolved by arbitration in the county in which the Premises are located, in accordance with the then rules of the American Arbitration Association. The fixed Rent and any adjustments are sometimes collectively referred to as the "Rent".

           (c) Rent for any period during the Term which is for less than one month shall be a prorata portion of the monthly installment. Rent shall be payable, without deduction or offset, in lawful money of the United States to Landlord at the address stated herein or to such other persons or at such other places as Landlord may designate in writing.

           (d) This lease is what is commonly called a "net lease", it being understood that Landlord shall receive the Rent set forth in this paragraph free and clear of any and all impositions, taxes, liens, charges, or expenses of any nature whatsoever in connection with its ownership and leasing of the Premises. In addition to the Rent provided in this paragraph, Tenant shall pay to the parties respectively entitled thereto all impositions, taxes, insurance premiums, operating charges, costs and expenses which arise or may be contemplated under any provisions of this Lease during the Term. All of such charges, costs and expenses shall constitute additional rent, and upon the failure of Tenant to pay any of such costs, charges or expenses, Landlord shall have the same rights and remedies as otherwise provided in this Lease for the failure of Tenant to pay Rent. It is the intention of the parties hereto that Tenant shall in no event be entitled to any abatement of or reduction in Rent payable hereunder, except as expressly provided herein. Any present or future law to the contrary shall not alter this agreement of the parties.

          5.      Use
                  ---

                  (a) The Premises shall be used and occupied only for provision of licensed skilled nursing facility services and any future programs which are an extension of the programs contemplated by Tenant at the time of execution of this Lease, and related office, administration and support services, and for no other purposes without Landlord's prior written consent, which consent will not be unreasonably withheld.

                  (b) Tenant shall, at Tenant's sole cost and expense, comply with all present and future laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments, courts, commissions, boards, and officers, and any national or local Board of Fire Underwriters, or any other body exercising functions similar to those of any of the foregoing, foreseen or unforeseen, ordinary as well as extraordinary, which may be applicable to the Premises and the sidewalk, curbs, and vaults adjoining the Premises or to the use or manner of use of the Premises, whether or not such law, ordinance, order, rule, regulation or requirement shall necessitate structural changes or improvements, or the removal of any encroachments or projections, ornamental, structural or otherwise, onto or over the streets or sidewalks adjacent to the Premises, or onto or over other property contiguous or adjacent thereto. Tenant shall obtain any required certificate of occupancy with respect to its use of the Premises within thirty (30) days from the Commencement Date and shall deliver a copy thereof to Landlord within such thirty (30) day period. Tenant shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance.

                 (c) Tenant hereby accepts the Premises subject to all applicable zoning, municipal, county and state laws, ordinances and regulation governing and regulating the use of the Premises and subject to all liens, claims and encumbrances currently existing against the Premises or any part thereof, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Tenant acknowledges that neither Landlord not Landlord's agents have made any representations or warranties as to the Premises, including without limitation, any representation or warranty as to condition or fitness of the Improvements or the suitability of the Improvements for the conduct of Tenant's business.

          6.      Maintenance and Repairs
                  -----------------------

                  (a) Tenant shall, during the Term, keep in good order, condition and repair, the Premises, (including the Improvements and any and all alterations and additions made by Tenant pursuant to the provisions hereof), structural or non-structural, and all adjacent sidewalks, landscaping, driveways, parking lots, fences and signs located in the areas which are adjacent to or included with the Premises. Landlord shall incur no expense nor have any obligation of any kind whatsoever in connection with maintenance of the Premises, and Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's failure to keep the Premises in good order, condition and repair.

          (b) On the last day of the Term, or on any sooner termination of this Lease, Tenant shall surrender the Premises to Landlord in the same condition as when received, broom clean, ordinary wear and tear alone excepted. Tenant shall repair any damage to the Premises occasioned by the removal of Tenant's alterations and improvements (including, without limitation, its trade fixtures, furnishings and equipment) which repair shall include, without limitation, the patching and filling of holes and repair of structural damage.

          (c) If Tenant fails to perform Tenant's obligations under this paragraph, Landlord may at its option enter upon the Premises after ten (10) days prior written notice to Lessee, and put the same in good order, condition and repair, and the cost thereof together with interest thereon at the rate of ten percent (10%) per annum shall become due and payable as additional rental to landlord together with Tenant's next monthly Rent payment. Nothing herein shall imply any duty upon the part of Landlord to do any such work and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same. Landlord may, during the progress of any such work in or on the Premises, keep and store therein all necessary materials, tools, supplies and equipment. Landlord shall not be liable for the inconvenience, annoyance, disturbance, loss of business or other damage of Tenant by reason of making such repairs or the performance of any such work, or on account of bringing materials, tools, supplies or equipment into or through the Premises during the course thereof and the obligations of Tenant under this Lease shall not be affected thereby.

          7.      Alterations and Additions
                  -------------------------

                  (a) Tenant shall not, without Landlord's prior written consent, make any alterations, improvements, additions, or utility installations (which term "utility installations" shall include ducting, power panels, fluorescent fixtures, space heaters, conduits and wiring) in, or about the Premises, except for nonstructural alterations to the Premises costing less than Twenty Five Thousand Dollars ($25,000) in the aggregate over any one (1) year period. As a condition to giving such consent, Landlord may require that Tenant agree to (i) remove any such alterations, improvements, additions or utility installations at the expiration of the Term and restore the Premises to their prior condition or, in the alternative, (ii) require that such alterations, improvements, additions or utility installation shall become the property of Landlord and shall be left by Tenant upon the expiration of the Term. As a further condition to giving such consent, Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, lien and completion bonds in an amount equal to one and one-half (1-1/2) times the estimated cost of such improvements to insure Landlord against any liability for mechanics' and materialsmen's liens and to insure completion of the work.

                  (b) Tenant shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Tenant at or for use on or in connection with the Premises, which claims are or may be secured by any mechanics' or materialmen's liens against the Premises or any interest therein. Tenant shall give Landlord not less than ten (10) days notice prior to commencement of any work on the Premises, and Landlord shall have the right to post notices of non-responsibility in or on the Premises as provided by law.

                  (c) Unless Landlord requires their removal as set forth in subparagraph (a) above or otherwise consents to such removal, all alterations, improvements, additions and utility installations which may be made on or to the Premises shall become the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the Term. Notwithstanding the provisions of this subparagraph (c), Tenant's machinery and equipment other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Tenant and may be removed by Tenant subject to the provisions of paragraph 8(c) above .

          8.      Insurance
                  ---------

                  (a) Tenant at its sole cost and expense, but for the mutual benefit of Landlord and Tenant as named insureds, shall maintain comprehensive general liability insurance on an "occurrence basis" against claims for "personal injury", including without limitation, bodily injury, death or property damage, occurring upon, in or about the Premises and on, in or about the adjoining sidewalks, streets, and passageways and for all other areas appurtenant thereto, such insurance to afford, immediate minimum protection, at the time of the inception of this Lease, and at all times during the Term, to a limit of not less than One Million Dollars ($1,000,000) with respect to personal injury or death to any one or more persons or to damage to property. Such insurance shall also include coverage against liability for bodily injury or property damage arising out of the use by or on behalf of Tenant, or any other person or organization, of any owned, non-owned, leased or hired automotive equipment in the conduct of any and all operations called for under this Lease. The limits of said insurance shall not, however, limit the liability of Tenant hereunder.

                  (b) Tenant, at its sole cost and expense, shall keep the Improvements insured during the Term for the mutual benefit of Landlord and Tenant as named insureds, against loss or damage by fire and lightning and against loss or damage by other risks embraced by coverage of the type now known as the broad form of extended coverage, including but not limited to fire, riot and civil commotion, vandalism and malicious mischief, special extended perils (all risk) and sprinkler leakage, and against such other risks or hazards as Landlord may from time to time reasonably designate, in amounts sufficient to prevent Landlord or Tenant from becoming a co-insurer under the terms of the applicable policies, but in any event in an amount not less than the full replacement cost of the Improvements and the Personal Property, without deduction for physical depreciation, and with not more than One Thousand Dollars ($1,000) deductible from the loss payable for any casualty. The policies of insurance carried in accordance with this paragraph shall contain a "Replacement Cost Endorsement". Such full replacement cost shall be determined from time to time, but not more frequently than once in any twelve (12) consecutive calendar months (except in the event of substantial changes or alterations to the Improvements undertaken by Tenant as permitted hereunder) upon the written request of Landlord by an appraiser, architect or contractor who shall be mutually and reasonably acceptable to Landlord and Tenant. A copy of any such determination shall promptly be sent to Landlord, and subject to the approval of such determination by Landlord, the insurance maintained in this paragraph shall be adjusted to the new full replacement cost. Said insurance shall provide for payment for loss thereunder to Landlord or, at Landlord's request, to the holder of any mortgage or deed of trust on the Premises.

                  (c) Insurance required hereunder shall be by companies rated AAA or better in "Best Insurance Guide" licensed to do business in the state in which the Premises are located and acceptable to Landlord and the holder of any mortgage or deed of trust on the Premises or any part or portion thereof. Tenant shall deliver to Landlord copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (3) days written notice to Landlord. Tenant shall, within ten (10) days of the expiration of such policies, furnish Landlord with renewals of "binders' thereof, or Landlord may order such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant upon demand. Each such policy or certificate therefor issued by the insurer shall to the extent obtainable contain (i) a provision that no act or omission of Tenant which would otherwise result in forfeiture or reduction of the insurance therein provided it shall affect or limit the obligation of the insurance company to pay the amount of any loss sustained and (ii) an agreement by the insurer that such policy shall not be cancelled without at least thirty (30) days prior written notice by registered mail to Landlord. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies referred to herein. If Tenant shall fail to procure and maintain any insurance required to be maintained by it by virtue of any provision of this paragraph, Landlord may, but shall not be required to, procure and maintain the same, but at the expense of Tenant.

                  (d) Landlord and Tenant each hereby waive any and all rights of recovery against the other, or against the officers, employees, agents and representative of the other, for loss of or damage to such waiving party, or its property, or the property of other under its control to the extent that such loss or damage is insured against under any insurance policy in force at the time of such loss or damage. Tenant shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

          9.      Indemnity; Exemption of Landlord from Liability
                  -----------------------------------------------

                  (a) In addition to any other obligations of Tenant hereunder, including the obligations of Tenant to provide insurance, Tenant shall indemnify and hold Landlord harmless from and against any and all claims arising from Tenant's use of the Premises, or from the conduct of Tenant's business or from any activity, work or things done, permitted or suffered by Tenant in or about the Premises or elsewhere and shall further indemnify and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to the be performed under the terms of this Lease, or arising from any negligence of Tenant, or any of Tenant's agents, contractors, or employees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord for Landlord's execution of this Lease, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises arising from any cause and Tenant hereby waives all claims in respect thereof against Landlord.

                  (b) In addition to any other obligation of Tenant hereunder, including any obligation of Tenant to provide insurance, Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers, or any other person in or about the Premises, nor shall Landlord be liable for injury to the person of Tenant or Tenant's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing air conditioning or lighting fixtures, or from any other cause, resulting from conditions arising upon the Premises, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant.

          10.     Damage or Destruction: Obligation to Rebuild
                  --------------------------------------------

          In the event that during the Term the Improvements are damaged or destroyed, partially or totally, from any cause whatsoever, whether or not such damage or destruction is covered by any insurance required to be maintained under this Lease, then Tenant shall repair, restore, and rebuild the Premises to their condition existing immediately prior to such damage or destruction and this Lease shall continue in full force and effect. Such repair, restoration and rebuilding (all of which are herein called the "repair") shall be commenced within a reasonable time after such damage or destruction and shall be diligently prosecuted to completion. There shall be no abatement of Rent or of any other obligation of Tenant hereunder by reason of such damage or destruction. The proceeds of any insurance maintained under paragraph 8 hereof shall be made available to Tenant for payment of the costs and expenses of the repair, provided, however, that such proceeds may be made available to Tenant subject to reasonable conditions including, but not limited to, architects' certification of costs and retention of a percentage of such proceeds pending final notice of completion. Landlord may require that Tenant provide, at Tenant's sole costs and expense, lien and completion bonds in an amount equal to one and one-half (1-1/2) times the estimated cost of repairs to insure against mechanics' or materialmen's liens arising out of the repair and to insure completion of the repair. In the event that the insurance proceeds are insufficient to cover the cost of the repair, then any amount in excess thereof required to complete the repair shall be paid by Tenant.

          11.     Property Taxes
                  --------------

                  (a) Tenant shall pay all "Property Taxes" (as defined below) applicable to the Premises during the Term. Each payment shall be made at least ten (10) days prior to the delinquency date of such payment; provided, however, that if in connection with any financing obtained by Landlord on the Premises or any portion thereof, Landlord is required to pay into an impound account any sums due as Property taxes, then Tenant shall pay such sums to Landlord in satisfaction of Tenant's obligation to pay such sums due as Property taxes as additional rent and without deduction or offset on or before the first day of each and every month during which said sums are required to be impounded. Tenant shall promptly furnish Landlord with evidence satisfactory to Landlord that Property taxes have been paid. If any Property Taxes due with respect to the Premises shall cover any period of time prior to or after the expiration of the Term, Tenant's share of such Property Taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect. If Tenant shall fail to pay any Property Taxes, Landlord shall have the right, but not the obligation, to pay the same, in which case Tenant shall repay such amount to Landlord with Tenant's next Rent installment.

                  (b) As used herein, the term "Property Taxes" shall include any form of general or special assessment, license fee, commercial rental tax, levy, penalty, or tax (other than inheritance or estate taxes) imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district, or any part of part thereof, or against any legal or equitable interest of Landlord's right to rent or other income therefrom (but exclusive of taxes levied on or computed by reference to Landlord's net income as a whole), or against Landlord's business of leasing the Premises, it being the intention of the parties hereto that the Rent to be paid hereunder shall be paid to Landlord absolutely net, without deduction of any nature whatsoever, foreseeable or unforeseeable.

                  (c) If the Premises are not separately assessed, Tenant's liability shall be an equitable proportion of the Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Landlord from the respective valuations assigned in the assessor's work sheet or such other information as may be reasonably available. Landlord's reasonably determination thereof, in good faith, shall be conclusive.

                  (d) Tenant shall pay prior to delinquency all taxes assessed against the levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained on the Premises or elsewhere. When possible, Tenant shall cause such trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the Premises.

                  (e) As between the parties hereto, Tenant alone shall have the duty of attending to, making or filing any declaration, statement or report which may be provided or required by law as the basis of or in connection with the determination, equalization, reduction or payment of any Property Taxes which are to be borne or paid or which may become payable by Tenant under the provisions of this paragraph and Landlord shall not be or become responsible to Tenant therefor, nor for the contents of any such declaration, statement or report.

          12.     Condemnation
                  ------------

                  (a) If the Premises or any portion there of is taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs (the "Condemnation Date") and the Rent shall be reduced (as of the Condemnation Date) as provided below. If (i) more than ten percent (10%) of the floor area of any building comprising the Improvements or more than twenty-five percent (25%) of the land area of the Property which is not occupied by any such building is taken by condemnation, and (ii) as a result of such taking by condemnation the balance of the Premises remaining after such condemnation is not reasonably suitable for the use to which the Premises were being put immediately prior to the condemnation, Landlord or Tenant may, at either's option, to be exercised in writing only within ten (10) days after Landlord shall have given Tenant written notice of such taking (or in the absence of such notice, within ten (10) days of the Condemnation Date) terminate this Lease as of the Condemnation Date. If Landlord or Tenant does not terminate this Lease in accordance with the foregoing, or in the event that that portion of the Premises taken by condemnation is not sufficiently large so as to give rise to the right to terminate this Lease as above provided, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Fixed Rent shall be reduced (as of the Condemnation Date) in the proportion that the area taken by condemnation bears to the total area of the Premises.

                  (b) Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Landlord, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages, provided, however, that Lessee shall be entitled to any award specifically attributed by the condemning authority to loss or damage to Tenant's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Landlord shall, to the extent of severance damages received by Landlord in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Tenant has been reimbursed therefor by the condemning authority (in which event such reimbursement to Tenant shall also be applied to such repair). Tenant shall pay any amount in excess of such severance damages required to complete such repair.

                (c) If the temporary use of the whole or any part of the Premises shall be taken by condemnation, the Term shall not be reduced or affected in any way, and Tenant in such event shall continue to pay in full the rent and other charges herein reserved, without reduction or abatement, and except to the extent that Tenant is prevented from so doing by reason of any order of the condemning authority, shall continue to perform and observe all of the other covenants, conditions and agreements of this Lease to be performed or observed by Tenant as though such taking had not occurred. In the event of any such temporary condemnation Tenant shall, so long as it is otherwise in compliance with the provisions of this Lease, be entitled to receive for itself any and all awards or payments made of such use of that portion of the Premises so taken, provided, however, that Tenant shall repair any and all damages to the Premises (whether or not covered by any award to Tenant) caused by such temporary condemnation.

          13.   Utilities
                ---------

          Tenant shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services supplied to the Premises are not separately metered by Tenant, Tenant shall pay a reasonable proportion to be determined by Landlord of all charges jointly metered with other premises, and Landlord's determination thereof, in good faith, shall be conclusive.

          14.   Assignment and Subletting
                -------------------------

                (a) Tenant shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or in the Premises without Landlord's prior written consent, which Landlord shall not unreasonably withhold. Landlord may withhold its consent to such assignment, transfer, mortgage, subletting or other transfer or encumbrance pursuant to the preceding sentence for reasons including, without limitation, the financial condition of the proposed assignee or transferee. Any attempted assignment, transfer, mortgage, subletting or encumbrance without such consent shall be void, and shall constitute a breach of this Lease. The consent of Landlord to any one assignment, transfer, mortgage, subletting, or encumbrance shall not be deemed to be a consent to any subsequent assignment, transfer, mortgage, subletting, or encumbrance. The transfer of more than twenty-five percent (25%) of the stock or other ownership interest in Tenant, or the merger or consolidation of Tenant with or into another firm or entity, shall be deemed to be a transfer of Tenant's interest under this Lease and shall be subject to the provisions of this subparagraph (a).

                   (b) Regardless of Landlord's consent, no subletting or assignment shall alter the primary liability of Tenant to pay the rent or release Tenant of Tenant's obligation to perform all other obligations to be performed by Tenant hereunder unless Landlord's written consent shall so specifically provide, and Landlord under no circumstances shall be obligated to release Tenant from any such liability. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provisions hereof.

                   (c) In the event that Landlord shall consent to a sublease or assignment under subparagraph (a) above, Tenant shall pay Landlord's reasonable attorneys' fees not to exceed Five Hundred Dollars ($500) incurred in connection with the giving of such consent.

          15.      Default; Remedies
                   -----------------
                   (a) Defaults. The occurrence of any one or more of the
                       --------
following events shall constitute a default and breach of this Lease by Tenant:

                       (i) The vacating or abandonment of the Premises by Tenant;

                       (ii) The failure by Tenant to make any payment of Rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Landlord to Tenant;

                       (iii) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, other than described in subparagraph (ii) above, where such failure shall continue for a period of ten (10) days after written notice hereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that it is capable of being cured but more than ten (10) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within such ten (10) day period and thereafter diligently prosecuted such cure to completion; or

                   (iv) The making by Tenant of any general assignment for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for liquidation or reorganization or rehabilitation or arrangement or rearrangement under any law relating to bankruptcy whether now existing or hereafter enacted (including, without limitation, any petition filed by or against Tenant under any one or more of the following Chapters of the Federal Bankruptcy Act: Chapters 1-6 or Chapter 10 or Chapter 11 or Chapter 12 or Chapter 13); the adjudication of Tenant as a bankrupt or insolvent; the appointment of a trustee or receiver to take possession of all or substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within twenty (20) days; the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within twenty (20) days. Unless Landlord's express written consent thereto is first obtained, in no event shall this Lease, or any interest herein or hereunder or any estate created hereby, be assigned or assignable by operation of law or by, in or under voluntary or involuntary bankruptcy or insolvency or reorganization proceeding or otherwise and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy or insolvency or reorganization proceedings. Any purported assignment or transfer in violation of the provisions of this subparagraph (iv) shall constitute a default and breach of this Lease by Tenant and in connection with any such default and breach Landlord shall have the rights and remedies described in subparagraph (b) below, including, without limitation, the election to terminate this Lease. As used in this subparagraph (iv), the words "bankruptcy or insolvency or reorganization proceedings" shall include any proceedings under any law relating to bankruptcy whether now existing or hereinafter enacted (including, without limitation, proceedings under any one or more of the following Chapters of the Federal Bankruptcy Act: Chapters 1-6 or Chapter 10 or Chapter 11 or Chapter 12 or Chapter 13).

              (b)  Remedies
                   --------

                   (i) In the event of any default and Breach by Tenant of any of its obligations under this Lease and notwithstanding the vacation or abandonment of the Premises by Tenant, this Lease shall continue in effect so long as Landlord does not expressly terminate Tenant's right to possession in any of the manners specified in this paragraph and Landlord may, at Landlord's option and without limiting Landlord in the exercise of any other rights or remedies which it may have by reason of such default and breach, exercise all of its rights and remedies hereunder, including, without limitation:

                   (A) The right to declare the Term ended and to re-enter the Premises and take possession thereof and remove all persons therefrom, and Tenant shall have no further claim in or to the Premises or under this Lease; or

                   (B) The right without declaring this Lease ended to re-enter the Premises, take possession thereof, remove all persons therefrom and occupy or lease the whole or any part thereof for and on account of Tenant and upon such terms and conditions and for such rent as Landlord may deem proper and to collect such rent or any other rent that may hereafter become payable and apply the same as provided in subparagraph (ii) below; or

                   (C) The right, even though Landlord may have relet the Premises or brought an action to collect Rent and other charges without terminating this Lease, to thereafter elect to terminate this Lease and all of the rights of Tenant in or to the Premises.

        (ii) Should Landlord relet the Premises under the provisions of subparagraph (b) (i) (B) above, Landlord may execute any lease either in its own name or in the name of Tenant, but tenant hereunder shall have no right or authority whatever to collect any rent from the new tenant. The proceeds of any such reletting shall first be applied to the payment of the costs and expenses of relating the Premises, including without limitation, reasonable brokerage commissions and alterations and repairs which Landlord, in its sole discretion, deems unreasonably necessary and advisable and to the payment of reasonable attorneys' fees incurred by Landlord in connection with the retaking of the Premises and such relating and, second, to the payment of any indebtedness, other than Rent, due hereunder including, without limitation, storage charges owing from Tenant to Landlord. When such costs and expenses of reletting have been paid, and if there is no such indebtedness or such indebtedness has been paid, Tenant shall be entitled to a credit for the net amount of rental received from such reletting each month during the unexpired balance of the Term, and Tenant shall pay Landlord monthly on the first day of each month as specified herein such sums as may be required to make up the rentals provided for in this Lease. Nothing contained herein shall be construed as obligating Landlord to relet the whole or any part of the Premises.

        (iii) Should Landlord elect to terminate this Lease under the Provisions of subparagraphs (b) (i) (A) or (C) above, Landlord shall be entitled to recover immediately from Tenant (in addition to any other amounts recoverable by Landlord as provided by law), the following amounts:

                   (A) The worth at the time of award of the unpaid rent which had been earned at the time of termination;

                   (B) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

                   (C) The worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amounts of such rental loss that Tenant proves could be reasonably avoided; and

                   (D) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom.

                       For purposes of computing "the worth at the time of the award" of the amount specified in subparagraph (b) (iii) (C) above, such amount shall be discounted at the discount rate of the Federal Reserve Bank of San Francisco at the time of award. For purposes of computing "the worth at the time of the award" under subparagraph (b) (iii) (A) and (b) (iii) (B) above, an interest rate of ten percent (10%) per annum shall be utilized.

             (iv) If Landlord shall elect to re-enter the Premises as provided above, Landlord shall not be liable for damages by reason of any re-entry. Tenant hereby waives all claims and demands against Landlord for damages or loss arising out of or in connection with any reentering and taking possession of the Premises and waives all claims for damages or loss arising out of or in connection with any destruction of or damage to the Premises, or for any loss of property belonging to Tenant or to any other person, firm or corporation which may be in or upon the Premises at the time of such re-entry.

             (v) Landlord shall not be deemed to have terminated this Lease, Tenant's right to possession of the Premises or the liability of Tenant to pay Rent thereafter to accrue or its liability for damages under any of the provisions hereof by any re-entry hereunder or by any action in unlawful detainer or otherwise to obtain possession of the Premises, unless Landlord shall notify Tenant in writing that Landlord has so elected to terminate this Lease. Tenant agrees that the service by Landlord of any notice pursuant to the unlawful detainer statutes or comparable statutes of the state or locality in which the

Premises are located and the surrender of possession pursuant to such notice shall not (unless Landlord elects to the contrary at the time of or at any time subsequent to the service of such notice and such election shall be evidenced by a written notice to Tenant) be deemed to be a termination of this Lease or of Tenant's obligations hereunder. No re-entry or reletting under this paragraph shall be deemed to constitute a surrender or termination of this Lease, or of any of the rights, options, elections, powers and remedies reserved by Landlord hereunder, or a release of Tenant from any of its obligations hereunder, unless landlord shall specifically notify Tenant, in writing, to that effect. No such reletting shall preclude Landlord from thereafter at any time terminating this Lease as herein provided.

                   (vi) All fixtures, furnishings, goods, equipment, chattels or other personal property of Lessee remaining on the Premises at the time that Landlord takes possession thereof may at Landlord's election be stored at Tenant's expense or sold or otherwise disposed of by Landlord in any manner permitted by applicable law.

                   (vii) All rights, options, elections, powers and remedies of Landlord under the provisions of this Lease are cumulative of each other and of every other right, option, election, power or remedy which Landlord may otherwise have at law or in equity and all or any of which Landlord is hereby authorized to exercise. The exercise of one or more rights, options, elections, powers or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies Landlord may have under this Lease and shall not be deemed to be a waiver of Landlord's rights or remedies thereupon or to be release of Tenant from Tenant's obligations thereon unless such waiver or release is expressed in writing and signed by Landlord.

                   (viii) In the event of the exercise by Landlord of any one or more of its rights and remedies hereunder, Tenant hereby expressly waives any and all rights of redemption, if any, granted by or under any present or future laws.

             (c)   Defaults by Landlord Landlord shall not be in default under
                   --------------------
this Lease unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than ten (10) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation; provide, however, that if the nature of Landlord's obligation is such that more than ten (10) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such ten (10) day period and thereafter diligently prosecutes the same to completion.

           (d)   Late Charges Tenant hereby acknowledges that late payment
                 ------------
by Tenant to Landlord of Rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount shall be due, Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.


     16.   Miscellaneous
           -------------

           (a)   Estoppel Certificate
                 --------------------

                 (i) Tenant shall at any time upon not less than ten (10) days prior written notice from Landlord execute, acknowledge, and deliver to Landlord a statement in writing certifying that this Lease is unmodified and is in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and acknowledging that there are not, to Tenant's knowledge, any unsecured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any person to whom it shall be delivered by Landlord including any prospective purchaser or encumbrancer of the Premises or any part thereof.

                 (ii) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification, except as may be represented by Landlord; that there are no uncured defaults in Landlord's performance; and that not more than one month's Rent has been paid in advance.

                 (iii) If Landlord desires to finance or refinance the Premises, or any part thereof, Tenant hereby agrees to deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender. Such statements shall include the past thee years financial statements of Tenant. All such financial statements shall be received by Landlord in confidence and shall be used only for the purposes herein set forth.

                   (b) Landlord's Liability The term "Landlord" as used herein
                       --------------------
shall mean only the owner or owners at the time in question of the fee title (or the lessee's interest in any ground or master lease) to the Premises and in the event of any transfer of such title, Landlord herein named (and in case of any subsequent transfers, the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter to be performed, provided that any funds in the hands of Landlord or the then grantor at the time of such transfer in which Tenant has an interest shall be delivered to the grantee. The obligation contained in this Lease to be performed by Landlord shall, subject as aforesaid, be binding on Landlord's successors and assigns only during their respective period of ownership.

                   (c) Construction Paragraph captions are solely for the
                       ------------
convenience of the parties and shall not be deemed to or be used to define, construe, or limit the terms hereof. As used in this Lease, the masculine, feminine and neuter gender shall be deemed to include the others, and the singular number shall be deemed to include the plural, whenever the context so requires. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof. This Lease shall be governed by the laws of the state in which the Premises are located.

                   (d) Interest on Past-due Obligations Except as expressly
                       --------------------------------
herein provided, any amount due to Landlord not paid when due shall bear interest at the lesser of (i) ten percent (10%) per annum or (ii) the maximum rate permitted by law, from the date due until the date such amount is paid. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

                   (e) Time of Essence Time is of the essence of this Lease and
                       ---------------
all of the covenants and obligations hereof.

                   (f) Counterparts This Lease may be executed in two or more
                       ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same Lease.

                   (g) Incorporation of Prior Agreements: Amendments
                       ---------------------------------------------
                   This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification.

                   (h) Notices Any notices, approvals, agreements, certificates,
                       -------
other documents or communications between the parties hereto required or permitted under this Lease shall be in writing. Any such communication shall be deemed to have been duly given or served if delivered in hand or forty-eight
(48) hours after deposit in the United States mail, certified or registered, postage and fees prepaid, return receipt requested, addressed to the parties as follows:

                               Landlord:        Sierra Land Group, Inc.
                                                620 N. Brand Blvd.
                                                Glendale, CA 91203
                                                Attn:   Chief Executive Officer

                               Tenant:          Summit Care Corporation
                                                2600 W. Magnolia Blvd.
                                                Burbank, CA 91505
                                                Attn:   Chief Executive Officer

                   The address to which any such communications shall be sent may be changed by either party hereto from time to time by a written notice mailed as aforesaid.

                   (i) Waivers No waiver by Landlord of any provision hereof
                       -------
shall be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provisions. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of Rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent.

                   (j) Recording Tenant shall not record this Lease without
                       ---------
Landlord's prior written consent and such recordation shall, at the option of Landlord, constitute a non-curable default of Tenant hereunder. Landlord and Tenant shall, upon the request of either party, execute, acknowledge, and deliver to the other a "short form" memorandum of lease for recording purposes.

                   (k) Holding Over If Tenant remains in possession of the
                       ------------
Premises or any part thereof after the expiration of the Term or sooner termination of this Lease without the express written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental equal to one hundred twenty percent (120%) of the last monthly Rent plus all other charges payable hereunder, and upon all the terms hereof applicable to a month-to-month tenancy.

                   (1) Covenants and Conditions Each provision of this Lease
                       ------------------------
performable by Tenant shall be deemed both a covenant and a condition.

                   (m) Binding Effect Subject to any provisions hereof
                       --------------
restricting assignment or subletting by Tenant and subject to the provisions of subparagraph (b) above, this Lease shall bind the parties and their personal representatives, successors and assigns.

                   (n) Subordination
                       -------------

                       (i) This Lease, at Landlord's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the Premises, the Property or the Improvements, or any part or parts thereof; and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. If any present or future mortgagee, trustee or ground lessor shall at any time elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and written notice of such election shall be given to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

                       (ii) Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, and failing to do so within ten (10) days after written demand, does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney in fact and in Tenant's name, place and stead, to do so.

                   (o) Attorneys' Fees If either party brings an action to
                       ---------------
enforce the terms hereof or declare rights under this Lease, the prevailing party in the final adjudication or any such action, on trial or appeal, shall be entitled to its costs and expenses of suit, including, without limitation, its actual attorneys fees, to be paid by the losing party as fixed by the court.

                   (p) Landlord's Access Landlord and Landlord's agents shall
                       -----------------
have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers or lenders, and making such alterations, repairs, improvements or additions to the Premises or the Improvements as Landlord may deem necessary or desirable. Landlord may at any time place on or about the Premises any ordinary "For Sale" signs and Landlord may at any time during the last One Hundred Twenty (120) days of the term place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Tenant.

                   (q) Signs and Auctions Tenant shall not place any sign upon
                       ------------------
the Premises or conduct any auction thereon without Landlord's prior written consent. Further, Tenant shall erect an exterior, identifying sign in form and substance satisfactory to Landlord.

                   (r) Merger The voluntary or other surrender of this Lease by
                       ------
Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

                   (s) Joint and Several Liability Each party signing this Lease
                       ---------------------------
as Tenant shall be jointly and severally liable for the failure on the part of Tenant to pay any sums due under the terms of this Lease or for the breach by Tenant or any of the covenants or obligations of Tenant contained herein.

                   IN WITNESS WHEREOF, the undersigned have executed this Lease as of the date and year first above written.

                                                       LANDLORD

                                              SIERRA LAND GROUP, INC.
                                              a California corporation

                                              By:
                                                 ------------------------
                                                       Don Freeberg
                                                   Chief Executive Officer
                                                   and President

                                                          TENANT

                                              SUMMIT CARE CORPORATION
                                              a California corporation

                                              By:
                                                 ------------------------